UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2006

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                 11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                            Number)

 2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                       33069
 ___________________________________________                    __________
   (Address of principal executive office)                      (Zip Code)

                                 (954) 630-0900
             _______________________________________________________
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ____________________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02         DEPARTURE OF PRINCIPAL EXECUTIVE OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b)

         Effective on December 22, 2006, as part of a modification of the arrangements between DHB Industries, Inc. (the "Company") and AlixPartners LLP, Lawrence Young, CFO, Mark Thorson, Controller and Ryan Esko, Treasurer resigned from their positions. Jim Anderson, currently Senior Vice President and Chief Accounting Officer, will be taking on the position of Controller and interim Chief Financial Officer, reporting to Larry Ellis, President and CEO, and to Jack Henry, Chairman of the Audit Committee. To facilitate the transition, Messrs. Esko and Thorson of AlixPartners LLP will remain involved as financial advisers to the Company, through February 28 and March 31, 2007, respectively.

ITEM 8.01         OTHER EVENTS.

         As announced in July 2006, the Company signed a Memorandum of Understanding ("MOU") to settle the Class Action and Derivative lawsuits for a total of $35.2 million, plus an issuance of 3,184,713 shares of its common stock, in addition to adopting certain corporate governance measures. In August 2006, the Company disclosed that of the $35.2 million, $22.3 million would be funded through a series of transactions with Mr. David Brooks, the Company's former Chairman and CEO, and that $12.9 million would be paid for through a buyout of its directors' and officers' liability policy. As previously reported, these settlements are subject to review and approval of the U.S. District Court for the Eastern District of New York.

         On December 15, 2006, a stipulation of settlement was filed with the court (United States District Court, 100 Federal Plaza, Central Islip, New York, 11722-4438). This stipulation, which was signed on behalf of the Company, the plaintiffs' representatives and individual defendants, represents the definitive documentation of the settlement. Under the settlement documents, the class consists of all Persons who purchased or otherwise acquired DHB shares on or after November 18, 2003 until and including November 30, 2006.

         As previously disclosed, the settlement will be subject to the review and approval of the court. The timetable for hearings and other aspects of the review process will be set by the court.

         The Company issued a press release on December 22, 2006 to provide updates that the Company had planned to provide at the shareholder meeting, originally scheduled for December 5, 2006 and recently postponed by the Company until further notice. The press release provides updates on the Company's business, financial statements and outlook.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS

         99.1     Press Release of the Company, dated December 22, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DHB INDUSTRIES, INC.



                                   By: /s/ THOMAS CANFIELD
                                       _______________________________________
                                           Thomas Canfield, General Counsel &
                                           Secretary

Dated:  December 22, 2006


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                                  EXHIBIT INDEX


                  99.1      Press Release, December 22, 2006.





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